SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 12, 2004



                            FOCUS ENHANCEMENTS, INC.



             (Exact name of registrant as specified in its charter)



      DELAWARE                     1-11860                    04-3144936
--------------------       -----------------------      ----------------------
  (State or other                (Commission                (IRS Employer
  jurisdiction of                File Number)             Identification No.)
   incorporation)




        1370 Dell Ave., Campbell, CA                           95008
        -----------------------------                          -----
   (Address of principal executive offices)                  (Zip Code)




       Registrant's telephone number, including area code: (408) 866-8300

Item 5. Other Events

On August 6, 2004, at FOCUS Enhancements, Inc. Annual Stockholder's Meeting,
N. William Jasper, Jr. and Carl E. Berg were elected as directors to serve until 2007 and the Stockholders passed the following proposals:

     -    Approval of the Focus Enhancements Inc. 2004 Stock Incentive Plan; and

     -    The   ratification  of  Deloitte  &  Touche,   LLP  as  the  Company's
          independent auditors registered public accounting firm for the year ending December 31, 2004.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

c) Exhibits

         99.1     Press Release Dated August 12, 2004

ITEM 9. REGULATION FD DISCLOSURE

         FOCUS Enhancements Announces Second Quarter 2004 Results.

Exhibits

None

                                    SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     FOCUS ENHANCEMENTS, INC.





Date:  August 12, 2004               BY:    /s/ Gary Williams
                                     -----------------------------------------
                                     Name:  Gary Williams
                                     Title: Principal Financial Officer
                                            Vice President of Finance & CFO